Investor Presentation As of March 31, 2022 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements and cause actual results to differ materially from those projected in such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this document or in other public statements of the Company or its senior management should be considered in light of those factors. Such factors may include the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; the impact of the current COVID-19 pandemic on the Company’s business, the Company’s customers, the communities that the Company serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus and protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on the Company’s operations, liquidity and capital position and on the financial condition of the Company’s borrowers and other customers; the impact of changing accounting standards and tax laws on the Company’s allowance for loan losses and financial results; the impact of national and local market conditions on the Company’s business and operations; strong competition in the banking industry; the impact of changes in interest rates and monetary policy on the Company’s performance and financial condition; the pending discontinuation of LIBOR as an interest rate benchmark; the impact of technological changes in the banking and financial service industries and potential information system failures; cybersecurity and data privacy threats; the costs of complying with extensive governmental regulation; the possibility that acquisitions may not produce anticipated results and result in unforeseen integration difficulties; and other risk factors described from time to time in the Company’s public filings, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. Relative to the Company’s dividend policy, the payment of cash dividends is subject to the discretion of the Board of Directors and will be determined in light of then-current conditions, including the Company’s earnings, leverage, operations, financial conditions, capital requirements and other factors deemed relevant by the Board of Directors. In the future, the Board of Directors may change the Company’s dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions. 2

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein have not been audited by FUSB’s independent registered public accounting firm. 3

Contents Corporate Profile 5 Strategic Focus 8 1Q2022 Highlights 12 Financial Results through March 31, 2022 20 Risk Management – Capital, Liquidity and Market Sensitivity 27 Appendix: Non-GAAP Reconciliation 30 First US Bancshares, INC.

Corporate profile §Company Founded: 1952 § Headquarters:Birmingham, AL § First US Bank: 15 Branches (1) / 2 LPOs § Acceptance Loan Co: 0 Branches (2) § Total Assets: $969 million § Net Loans: $670 million § Total Deposits: $853 million § Tangible BV: $13.02 per share (3) § Exchange: NASDAQ: FUSB § Stock Price : $11.66 § Price to TBV: 90% (3) § Market Cap: $71.5 million § Annual Dividend: $0.12 Dividend Yield: 1.03% Information as of 3/31 (1) The Bank permanently closed four branch locations in September 2021. (2) FUSB permanently closed all ALC branches to the public in September 2021. See slide 5 for a summary of recent events regarding ALC. (3) Calculations of tangible balances and measures are included in the Appendix. Company Founded: 1952 Headquarters: Birmingham, AL First US Bank: 15 Branches (1) / 2 LPOs Acceptance Loan Co: 0 Branches (2) Total Assets: $969 million Net Loans: $670 million Total Deposits: $853 million Tangible BV: $13.02 per share (3) Exchange: NASDAQ: FUSB Stock Price :$11.66 Price to TBV: 90% (3) Market Cap: $71.5 million Annual Dividend: $0.12 Dividend Yield: 1.03% Information as of 3/31/2022 (1) The Bank permanently closed four branch locations in September 2021. (2) FUSB permanently closed all ALC branches to the public in September 2021. See slide 5 for a summary of recent events regarding ALC. (3) Calculations of tangible balances and measures are included in the Appendix.

Corporate Profile Senior Leadership Team 6 Corporate Profile Senior Leadership Team James F. House President and Chief Executive Officer Veteran banker with SouthTrust Bank for 31 years § Business consultant 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues § Florida Division President with BankTrust from 2009 to 2011 § Tenure at FUSB began November 2011 Thomas S. Elley Senior Executive Vice President, Chief Financial Officer § CPA holding various positions with Deloitte & Touche LLP over 13-year period § Previous banking positions with Regions Financial Corp., Iberiabank Corp., and SouthTrust Bank § Tenure at FUSB began October 2013 David P. McCullum Senior Executive Vice President, Commercial Lending § Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years § CPA § Tenure at FUSB began July 2015 William C. Mitchell Senior Executive Vice President, Consumer Lending § Veteran consumer lender with 32 years of lending experience § CEO and President of Acceptance Loan Company, Inc. (Bank Subsidiary) from 2007 to 2019 § Tenure at FUSB began May 1997 Phillip R. Wheat Senior Executive Vice President, Chief Information and Operations Officer § Veteran IT and Operations manager with 32 years of experience § Experienced in acquisitions, branding, cost mitigation, cyber security, and digital transformation § Tenure at FUSB began April 2013 Eric H. Mabowitz Executive Vice President, Chief Risk Officer § Veteran Risk and Operations manager with 34 years of experience § MBA § Tenure at FUSB began March 2008

7 Corporate Profile First US Bank – Branch and LPO Location Map

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control – both interest and non-interest LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Superior organic growth in earning assets Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Minimal exposure to hotels/motels and dine-in restaurants Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Promote use of digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets 8

Strategic Focus Update on Recent Strategic Initiatives 9 In 2021, the Company undertook certain strategic initiatives as part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts. These initiatives included closure of certain Bank branches, as well as efforts to improve processes and simplify the Company’s business model. The most significant strategic initiative undertaken was the cessation of new business development at ALC and the permanent closure of ALC’s 20 branch lending locations in Alabama and Mississippi to the public. ALC is continuing to service its remaining portfolio of loans from its headquarters in Mobile, Alabama. It is expected that the majority of ALC’s loans will be paid off by the end of 2023. The strategic initiatives have led to significant decreases in non-interest expense, including reductions in salaries and benefits, occupancy and equipment, and other expenses. As of March 31, 2022, the Company employed 161 full-time equivalent employees, compared to 175 as of December 31, 2021, and 265 as of March 31, 2021. Non-interest expense totaled $7.1 million in 1Q2022, compared to $7.4 million and $8.4 million in 4Q2021 and 1Q2021, respectively. Expense reductions are expected to contribute favorably to the Company’s earnings in future periods; however, revenues associated with loans at ALC will also decrease as the portfolio continues to pay down. As of March 31, 2022, ALC’s loan portfolio totaled $35.8 million, compared to $43.7 million as of December 31, 2021, a decrease of 18.1%. Interest and fees on ALC’s loans was reduced to $1.6 million in 1Q2022, compared to $2.0 million in 4Q2021, a decrease of 19.5%. The Company remains focused on growth in other earning asset categories, as well as ongoing efforts to reduce operating expenses and improve the Company’s efficiency over time. In 1Q2022, the Company brought its retail banking, technology and deposit operations functions under a single organizational structure led by Phillip Wheat, the Company’s Chief Information and Operations Officer. Under this structure, management expects to continue to improve the efficiency of its retail banking operation, while also improving the promotion and deployment of the Company’s digital products and services.

Strategic Focus Building and Maintaining a Diversified Balance Sheet 10 Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 3/31/2022 Deposit Composition as of 3/31/2022 Construction 7.5% Indirect 32.5% Branch Retail 3.2% Direct Consumer 2.7% C&I 10.0% Land 0.3% 1-4 Family 10.3% Multi-Family 7.5% Non-Residential CRE 26.1% Non-Interest-Bearing Demand 21.5% Brokered Deposits 3.7% Time > $250K 3.5% Time < $250K 17.2% Money Market & Savings 23.8% Interest-Bearing Demand 30.3%

11 Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

12 Net income of $1.4 million, or $0.20 per diluted share Increase of $0.4 million, or 43.3%, compared to 1Q2021 Noninterest expense reduction of $1.3 million compared to 1Q2021 due primarily to strategic initiatives Continued reduction in interest expense Maintained discipline on deposit pricing in face of rising interest rate environment Weighted average deposit cost of 0.25% in 1Q2022, compared to 0.38% in 1Q2021 Increase in provision for loan and lease losses of $0.3 million compared to 1Q2021due to: Uptick in net charge-offs at ALC in 1Q2022 Qualitative factor adjustments (ALC) in response to inflationary trends and other economic uncertainties that emerged in 1Q2022 Loan balances decreased by $30.9 million, or 4.3% First quarter-over-quarter decrease since 1Q2020 Reflective of historic first quarter seasonality, pay down of construction projects, and runoff of ALC loans Reductions partially offset by increases in indirect and multi-family portfolios Tangible book value reduced by 2.7% in 1Q2022, amid rising interest rate environment Decrease exclusively resulted from fair value changes in accumulated other comprehensive income Unrealized losses in available-for-sale (AFS) securities portfolio were partially offset by unrealized gains on cash flow hedge positions No other-than-temporary impairment recorded associated with the AFS portfolio Completed repurchase of 87,600 shares of the Company’s common stock Weighted average price of $10.94 per share Remaining shares available for repurchase under the existing repurchase program: 921,613 as of March 31, 2022 1Q2022 Financial Highlights

1Q2022 Highlights First quarter of net decrease in loan portfolio since 1Q2020 13

1Q2022 Highlights Non-Residential CRE and Construction Portfolio Breakdown 14 Non-Residential CRE Breakdown as of 3/31/2022 Note: Dollars in thousands Construction Breakdown as of 3/31/2022

1Q2022 Highlights Indirect Portfolio Significant growth since 2020 due to state expansion and consumer choices during the pandemic Enhances earnings with average yield 5.57% Strong credit quality with weighted average credit score 755 Enhances geographic diversification of the loan portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. 15 Indirect Lending Currently Conducted in 12 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina Oklahoma South Carolina Tennessee Texas Virginia

1Q2022 Highlights Indirect Portfolio Breakdown 16 Indirect by Collateral as of 3/31/2022(1) Indirect by State as of 3/31/2022(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates Cargo Trailers $12,007 Powersports $59 RV/Campers $130,404 Horse Trailers $40,703 Marine $37,676 Miscellaneous $82 VA: $18,185 OTHER, $769 AL: $10,292 FL: $40,998 TX: $68,414 GA: $14,996 TN: $15,654 SC: $9,772 OK, $1,533 NC: $17,350 MS: $7,274 MO: $4,200 KY: $11,494

1Q2022 Highlights 5 Quarter Annualized Margin Report 17 (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

1Q2022 Highlights Asset Quality – Uptick in charge-offs at ALC contributed to additional loan loss provisioning 18

Q12022 Highlights Asset Quality – NPA reduction following sale of closed branch assets 19 Nonperforming loans represent loans in nonaccrual status, while nonperforming assets includes both nonaccrual loans and OREO. Nonperforming assets increased in 3Q2021 following closure of four owned Bank branches and one owned ALC branch. Nonaccrual loans increased in 4Q2021 following implementation of the ALC dissolution strategy. Closed branch assets totaling $2.0 million were reclassified into OREO following the closures All of the closed branches were sold by 3/31/2022.

Financial Results Profitability Metrics 20 (1) Calculations of tangible balances and measures are included in the Appendix

Financial Results Balance Sheet Metrics 21

Financial Results Non-interest Income and Expense 22 Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees

Financial Results Share Price vs. Tangible Book Value (90% as of 3/31/2022)(1) 23 (1) Calculations of tangible balances and measures are included in the Appendix

24 Financial Results Selected Financial Data (1) Calculations of tangible balances and measures are included in the Appendix (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Financial Results Selected Balance Sheet Information (dollars in thousands) 25

Financial Results Income Statements (dollars in thousands, except per share data) 26

Risk Management Equity Capital 27 (1) The minimum regulatory requirement for Tier 1 Capital is 7.0%. To be considered well-capitalized, Tier 1 Capital must be 6.5%. (2) The minimum regulatory requirement for Tier 1 Leverage is 4.0%. To be considered well-capitalized, Tier 1 Leverage must be 5.0%. (3) The minimum regulatory requirement for Total Capital is 10.5%. To be considered well-capitalized, Total Capital must be 10.0%. (4) Calculations of tangible balances and measures are included in the Appendix

Risk Management Managing Investment Risk and Liquidity 28 Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 1.51% in 1Q2022 Expected average life of securities in the portfolio is 3.52 years 98.0% of the portfolio is available for sale; 2.0% is HTM 78.6% of the portfolio is fixed; 21.4% of the portfolio is floating At level rates, the portfolio is expected to generate $1.7 million per month in cash flow for the next year At up 3%, the portfolio is expected to generate $1.6 million per month in cash flow for the next year (1) As of March 31, 2022, the available unused line of credit with the FHLB was $237.5 million. The line of credit may only be accessed to the extent that underlying collateral in the form of eligible loans or investment securities is pledged to the FHLB.

29 Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given upward and downward movements in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant.

Appendix Non-GAAP Reconciliations

31 Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data) (1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders’ equity (c)

32 Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200